                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT

         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of January, 2004, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Brothers Holdings"), INDYMAC BANK, F.S.B., a Federal Savings Bank (the "Servicer"), and acknowledged by AURORA LOAN SERVICES INC., a Delaware corporation ("Aurora"), and HSBC BANK USA (the "Trustee"), recites and provides as follows:

                                    RECITALS

         WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain fixed and adjustable rate, conventional, first lien, residential mortgage loans from the Servicer pursuant to the Seller's Warranties and Servicing Agreement between the Seller and the Servicer, dated as of July 1, 2003 for Conventional Residential Fixed and Adjustable Rate Mortgage Loans (Group No. 2003-1) (the "SWSA") attached hereto as Exhibit B.

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated January 1, 2004 (the "Assignment and Assumption Agreement") annexed as Exhibit C hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the SWSA and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the SWSA.

         WHEREAS, the Seller has conveyed the mortgage loans identified on Exhibit D hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to HSBC Bank USA, as trustee (the "Trustee"), pursuant to a trust agreement, dated as of January 1, 2004 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), Wells Fargo Bank, National Association, as securities administrator and SASCO.

         WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to the SWSA.

         WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement and until the applicable Servicing Transfer Date.

         WHEREAS, the Seller and Servicer agree that on the applicable Servicing Transfer Date the Servicer shall no longer service the Mortgage Loans and shall transfer servicing of the Mortgage Loans to the successor servicer designated by the Seller herein.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless of whether such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Servicing Files for the Trustee pursuant to a Custodial Agreement, dated January 1, 2004, between U.S. Bank National Association and the Trustee.

         3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full. The parties hereto acknowledge and agree that on February 1, 2004 and March 1, 2004 (each, a "Servicing Transfer Date") with respect to the Mortgage Loans, the Servicer shall transfer all servicing of the Mortgage Loans in accordance with the SWSA to the successor servicer designated by the Seller. The Seller hereby designates Aurora to act as the Servicer of the Mortgage Loans on and after the applicable Servicing Transfer Date and to service such Mortgage Loans pursuant to an existing servicing agreement between the Seller and Aurora.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the SWSA, the remittance on February 18, 2004 to the Trust Fund is to include principal due after January 1, 2004 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c), (d) and (e) of Section 5.01 of the SWSA.

         5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SARM 2004-1 Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term "Purchaser" as used in the SWSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 10.01 of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the SWSA and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.02 of the SWSA hereby restated as of the date of the SWSA) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services, Inc.
                  2530 South Parker Road
                  Suite 601
                  Aurora, Colorado  80014
                  Attn: E. Todd Whittemore, Master Servicing,
                        SARM 2004-1
                  Telephone: (303) 632-3000
                  Facsimile: (303) 632-3001

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

                  JPMorgan Chase Bank
                  New York, New York
                  ABA#:  021-000-021
                  Account Name: Aurora Loan Services Inc.,
                                Master Servicing Payment Clearing Account
                  Account Number:  066-611059
                  Beneficiary: Aurora Loan Services, Inc.
                  For further credit to: SARM 2004-1

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  HSBC Bank USA
                  452 Fifth Avenue
                  New York, New York 10018
                  Attention: Issuer Services, SARM 2004-1
                  Telephone: 212-525-1501
                  Facsimile: 212-525-1300

         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller, at the following address:

                  Lehman Brothers Holdings Inc.
                  745 Seventh Avenue, 7th Floor
                  New York, New York  10019
                  Attention: Leslee Gelber
                  Telephone: (212) 526-5861
                  E-mail: lgelber@lehman.com

                  With a copy to:
                  Morgan, Lewis & Bockius, LLP
                  1701 Market Street
                  Philadelphia, PA 19103
                  Attention: Steven J. Molitor, Esq.

         All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

         8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                      [SIGNATURE PAGES IMMEDIATELY FOLLOW]

         Executed as of the day and year first above written.

                                        LEHMAN BROTHERS HOLDINGS INC.,
                                          as Seller

                                        By:_________________________________
                                           Name: Stanley P. Labanowski
                                           Title: Authorized Signatory

                                        INDYMAC BANK, F.S.B.,
                                          as Servicer

                                        By:_________________________________
                                           Name:
                                           Title:
Acknowledged:

AURORA LOAN SERVICES, INC.,
  as Master Servicer

By:_______________________________
   Name: E. Todd Whittemore
   Title  Executive Vice President

HSBC BANK USA,
  as Trustee

By:_______________________________
   Name:
   Title

                                    EXHIBIT A

                            Modifications to the SWSA

1. Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2. The definition of "Determination Date" in Article I is hereby amended as follows:

                  Determination Date: With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the succeeding Business Day.

3. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

                  Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                      (i) direct obligations of, and obligations fully
                  guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                      (ii) federal funds, or demand and time deposits in,
                  certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                      (iii) repurchase agreements collateralized by Direct
                  Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                      (iv) securities bearing interest or sold at a discount
                  issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

                      (v) commercial paper (including both non-interest-bearing
                  discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                      (vi) a Qualified GIC;

                      (vii)certificates or receipts representing direct
                  ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                      (viii) any other demand, money market, common trust fund
                  or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

4. A definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "Freddie Mac," to read as follows:

                  Ginnie Mae: The Government National Mortgage Association, or any successor thereto.

5. The definition of "Mortgage Loan" is hereby amended and restated in its entirety to read as follows:

                  Mortgage Loan: An individual servicing retained Mortgage Loan which has been purchased from the Servicer by Lehman Brothers Bank, FSB and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

6. The definition of "Mortgage Loan Schedule" is hereby amended and restated in its entirety to read as follows:

                  Mortgage Loan Schedule: The schedule of Mortgage Loans attached as Exhibit C to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Servicer by Lehman Brothers Bank, FSB pursuant to the Purchase Agreement.

7. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

                  Qualified Depository: Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or
                  (iii) Lehman Brothers Bank, F.S.B., a federal savings bank.

8. A new definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

                  Qualified GIC: A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                  (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                  (b) provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

                  (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                  (d) provide that the Servicer's interest therein shall be transferable to any successor Servicer or the Master Servicer hereunder; and

                  (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

9. A new definition of "Realized Loss" is added to Article I immediately following the definition of "Rating Agency" to read as follows:

                  Realized Loss: With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Company with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

10. The parties acknowledge that the fourth paragraph of Section 2.02 (Books and Records; Transfers of Mortgage Loans) shall be inapplicable to this Agreement.

11. The parties acknowledge that Section 2.03 (Delivery of Documents) shall be superseded by the provisions of the Custodial Agreement.

12. Section 3.01(c) (No Conflicts) is hereby amended by deleting the words "the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser".

13. Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second and third sentences thereof.

14. Section 3.01(h) (No Consent Required) is hereby amended by deleting the words "or the sale of the Mortgage Loans".

15. Section 3.01(i) (Selection Process), Section 3.01(l) (Sale Treatment), and Section 3.01(n) (No Brokers' Fees) shall be inapplicable to this Agreement.

16. Four new paragraphs are hereby added at the end of Section 3.01 (Company Representations and Warranties) to read as follows:

                      It is understood and agreed that the representations and
                  warranties set forth in Section 3.01 (a) through (h) and (k) are hereby restated as of the Closing Date and shall survive the engagement of the Company to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Company and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Company, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                      Within 60 days of the earlier of either discovery by or
                  notice to the Company of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Master Servicer's option, assign the Company's rights and obligations under this Agreement (or respecting the affected Loans) to a successor servicer selected by the Master Servicer with the prior consent and approval of the Trustee. Such assignment shall be made in accordance with Section 12.01.

                      In addition, the Company shall indemnify (from its own
                  funds) the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this
                  Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                      Any cause of action against the Company relating to or
                  arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Company or notice thereof by the Trustee or Master Servicer to the Company, (ii) failure by the Company to cure such breach within the applicable cure period, and (iii) demand upon the Company by the Trustee or the Master Servicer for compliance with this Agreement.

17.      Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

              (i) by deleting the first, second and third sentences of the second paragraph of such section and replacing it with the following:

                      Consistent with the terms of this Agreement, the Company
                  may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

              (ii) by adding the following to the end of the second paragraph of such section:

              Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under
              Section 860F(a) or Section 860G(d) of the Code.

18. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

                  the words "in trust for the Purchaser of Conventional
              Residential Conventional Residential Fixed and Adjustable rate Mortgage Loans, Group 2003-1 and various Mortgagors" in the fourth, fifth and sixth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for SARM 2004-1 Trust Fund and various Mortgagors".

19. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the words from the word "Purchaser" in the sixth line of clause (ii) to the end of such clause (ii) with the following:

                  the Trust Fund; provided however, that in the event that the
              Company determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Company may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Company's right thereto shall be prior to the rights of the Trust Fund;

20. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "Purchaser of Conventional Residential Conventional Residential Fixed and Adjustable rate Mortgage Loans, Group 2003-1 and various Mortgagors" in the fourth, fifth and sixth lines of the first sentence of the first paragraph, and replacing it with the following:

                  "in trust for SARM 2004-1 Trust Fund and various Mortgagors".

21. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to "one year" in the seventh line of the third paragraph thereof with "three years" and (ii) adding two new paragraphs after the fourth paragraph thereof to read as follows:

              In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Company which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

              Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would:
              (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or
              (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

              (iii) replacing the word "advances" in the sixth line of the fifth paragraph thereof with "Monthly Advances", and (iv) by adding the following to the end of such Section:

              Prior to acceptance by the Company of an offer to sell any REO Property, the Company shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Company in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Company shall not proceed with such sale.

22. Section 5.01 (Remittances) is hereby amended by adding the following after the second paragraph of such Section:

                  All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                           JPMorgan Chase Bank
                           New York, New York
                           ABA #: 021-000-021
                           Account Name: Aurora Loan Services Inc.
                           Master Servicing Payment Clearing Account
                           Account Number: 066-611059
                           Beneficiary: Aurora Loan Services Inc.
                           For further credit to: Aurora Loan Services 2004-1

23. Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

                  Section 5.02 Statements to Master Servicer.

                      Not later than the tenth calendar day of each month, the
                  Company shall furnish to the Master Servicer an electronic file providing loan level accounting data for the period ending on the last Business Day of the preceding month in the format set forth in Exhibits E-1 and E-2 hereto (or in such other format mutually agreed to between the Company and the Master Servicer). The information required by Exhibit E-2 is limited to that which is readily available to the Company and is mutually agreed to by the Company and Master Servicer.

24. Section 5.03 (Monthly Advances by Company) is hereby amended by deleting the last sentence of such Section.

25. Section 6.04 (Annual Statement as to Compliance) is hereby amended by replacing "March 31, 2004" with "March 31, 2005."

26. Section 6.05 (Annual Independent Public Accountants' Servicing Report) is hereby amended by replacing "March 31, 2004" with "March 31, 2005."

27. Section 9.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

                      The Company shall indemnify the Purchaser, the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Company shall follow any written instructions received from the Trustee in connection with such claim. The Company shall provide the Trustee with a written report of all expenses and advances incurred by the Company pursuant to this
                  Section 9.01, and the Trustee from the assets of the Trust Fund promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Company.

28. Section 9.03 (Limitation on Liability of Company and Others) is hereby amended in its entirety to read as follows:

                      Neither the Company nor any of the directors, officers,
                  employees or agents of the Company shall be under any liability to the Master Servicer, the Trustee, or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Company and any director, officer, employee or agent of the Company shall be entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Trust Agreement, or the Certificates other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Company may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor out of the Custodial Account it maintains as provided by Section 4.05.

29.      Section 10.01 (Events of Default) is hereby amended by:

                  (a) changing any reference to "Purchaser" to "Master
                      Servicer"; and

                  (b) amending subclause (vii) as follows: "the Company at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Company under this Agreement and replaced the Company with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or".

30. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer".

31.      Section 11.01 (Termination) is hereby amended by restating subclause
         (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

                  (ii) mutual consent of the Company and the Trustee in writing, provided such termination is also acceptable to the Master Servicer and the Rating Agencies.

                      At the time of any termination of the Company pursuant to
                  Section 11.01, the Company shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Company until such amounts are received by the Trust Fund from the related Mortgage Loans.

32. Section 11.02 (Termination Without Cause) is hereby amended by replacing the first reference to "Purchaser" with "Lehman Brothers Holdings" and by replacing all other references to "Purchaser" with "Lehman Brothers Holdings."

33. Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

                      Simultaneously with the termination of the Company's
                  responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement with the termination of the Company's responsibilities, duties and liabilities under this Agreement. Any successor to the Company that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Purchaser, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Purchaser, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Trust Fund under Section 3.03 shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

                      Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Company shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Company shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Company's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                      Any successor appointed as provided herein shall execute,
                  acknowledge and deliver to the Trustee, the Company and the Master Servicer an instrument accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Company under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Sections 8.04, 10.01, 11.01 or
                  11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

                      The Company shall deliver, within three (3) Business Days
                  of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

                      Upon a successor's acceptance of appointment as such, the
                  Company shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                      Except as otherwise provided in this Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Company or resignation of the Company or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

34. Section 12.02 (Amendment) is hereby amended and restated in its entirety as follows:

                  Section 12.02 (Amendment)

                      This Agreement may be amended from time to time by written agreement signed by the Company and the Purchaser, with the written consent of the Master Servicer and the Trustee.

35. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

36. Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

37. Section 12.11 (No Personal Solicitation) is hereby amended by replacing the words "the Purchaser" with "Lehman Brothers Holdings" in each instance.

38. A new Section 12.13 (Intended Third Party Beneficiaries) is hereby added to read as follows:

                      Notwithstanding any provision herein to the contrary, the
                  parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Company shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Company shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

39. A new Section 12.14 (Officer's Certificate) is hereby added to read as follows:

                      By February 28th of each year beginning February 28, 2005, or at any other time upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer's Certificate substantially in the form of Exhibit F attached hereto, signed by the senior officer in charge of servicing of the Servicer or any officer to whom that officer reports, to the Master Servicer and Depositor for the benefit of such the Master Servicer and their respective officers, directors and affiliates. Notwithstanding the foregoing, in the event that as to any year a report on Form 10-K is not required to be filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year, then (i) the Depositor shall notify the Servicer of that fact, and (ii) the Servicer shall not be required to provide the Officer's Certificate described in this Section 12.14.

                                    EXHIBIT B

                               Servicing Agreement

                             [INTENTIONALLY OMITTED]

                                    Exhibit C

                       Assignment and Assumption Agreement

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                       Schedule of Serviced Mortgage Loans

                             [INTENTIONALLY OMITTED]

                                   EXHIBIT E-1

                  STANDARD LAYOUT FOR MONTHLY REMITTANCE ADVICE

FIELD NAME                 DESCRIPTION                                                           FORMAT
----------                 -----------                                                           ------
INVNUM                     INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                           BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL,
                           REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT40ADJ                  CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                                  Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE                    60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                               Number seven decimals
                                                                                                 Example .0700000 for 7.00%
SFRATE                     SERVICE FEE RATE, REQUIRED                                            Number seven decimals
                                                                                                 Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                                                                 Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                                Number two decimals
                           .00 IF PAIDOFF

                                     D-1-1

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

 1. Deal Identifier by Loan
 2. SBO Loan Number
 3. Loan Number
 4. Investor Loan Number
 5. Street Address
 6. City
 7. State
 8. Zip Code
 9. Original Loan Amount
10. Origination Date
11. First Payment Date
12. Current Loan Amount
13. Current Interest Rate
14. Current P&I Payment Amount
15. Scheduled Balance
16. Scheduled Due Date
17. Next Rate Adjustment Date
18. Next Payment Adjustment Date
19. Loan Term
20. Loan Type
21. Servicing Fee
22. Product Type
23. Property Type
24. Ownership Code
25. Actual Due Date
26. Delinquency Status
27. Reason for Default
28. FC Flag
29. Date Loan Reinstated
30. FC Suspended Date
31. Reason Suspended
32. FC Start Date (referral date)
33. Actual Notice of Intent Date
34. Actual First Legal Date
35. Date Bid Instructions Sent
36. Date F/C Sale Scheduled
37. Foreclosure Actual Sale Date
38. Actual Redemption End Date
39. Occupancy Status
40. Occupancy Status Date
41. Actual Eviction Start Date
42. Actual Eviction Complete Date
43. Loss Mit Workstation Status
44. Loss Mit Flag
45. Loss Mit Type
46. Loss Mit Start Date


                                      D-2-1

 47. Loss Mit Approval Date
 48. Loss Mit Removal Date
 49. REO Flag
 50. Actual REO Start Date
 51. REO List Date
 52. REO List Price
 53. Date REO Offer Received
 54. Date REO Offer Accepted
 55. REO Scheduled Close Date
 56. REO Actual Closing Date
 57. REO Net Sales proceeds
 58. REO Sales Price
 59. Paid Off Code
 60. Paid in Full Date
 61. MI Certificate Number
 62. MI Cost
 63. Other Advance Expenses
 64. T&I Advances
 65. Interest Advances
 66. Liquidation Status
 67. BK Atty Fees & Costs
 68. FC Atty Fees & Costs
 69. Eviction Atty Fees & Costs
 70. Appraisal, BPO Costs
 71. Property Preservation Fees
 72. Actual  Claim Filed Date
 73. Actual Claim Amount Filed
 74. Claim Amount Paid
 75. Claim Funds Received Date
 76. Realized Gain or Loss
 77. BK Flag
 78. Bankruptcy Chapter
 79. Actual Bankruptcy Start Date
 80. Actual Payment Plan Start Date
 81. Actual Payment Plan End Date
 82. Date POC Filed
 83. Date Filed Relief/Dismissal
 84. Relief/Dismissal Hearing Date
 85. Date Relief/Dismissal Granted
 86. Post Petition Due Date
 87. Prepayment Flag
 88. Prepayment Waived
 89. Prepayment Premium Collected
 90. Partial Prepayment Amount Collected
 91. Prepayment Expiration Date
 92. Origination Value Date
 93. Origination Value Source
 94. Original Value Amount
 95. FC Valuation Amount
 96. FC Valuation Source
 97. FC Valuation Date
 98. REO Value Source
 99. REO Value(As-is)
100. REO Repaired Value
101. REO Value Date
102. Investor/Security Billing Date Sent

                                     D-2-2

                                    EXHIBIT F

                              ANNUAL CERTIFICATION

Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services, Inc.
2530 South Parker Road, Suite 601T
Aurora, Colorado 80014

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-1
     --------------------------------------------------------------------


Reference is made to the Reconstituted Servicing Agreement, dated as of January 1, 2004 (the "Agreement"), by and among Lehman Brothers Holdings Inc., as seller and IndyMac Bank, F.S.B., as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer hereby certify to Aurora Loan Services, Inc. (the "Master Servicer") and Structured Asset Securities Corporation (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the "Servicing Information").

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement; and

4. I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants' report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, for the period covered by the Form 10-K Annual Report, fulfilled its obligations under this Agreement.

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated:_________________                              By:_______________________
                                                     Name:_____________________
                                                     Title:____________________

                                       E-1